UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2009

(Date of Report)

May 4, 2009

(Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee 38197

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 11, 2009, International Paper Company (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of April 12, 1999, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (together with the Supplemental Indenture, the “Indenture”). Pursuant to the Indenture, the Company issued and sold $1,000,000,000 aggregate principal amount of 9.375% Notes due 2019 (the “Notes”). The Notes were sold pursuant to an effective shelf registration statement (the “Registration Statement”) on Form S-3, File No. 333-157573, which became effective upon filing with the Securities and Exchange Commission on February 27, 2009. The closing of the sale of the Notes occurred on May 11, 2009. The Supplemental Indenture with respect to the Notes (including the form of Notes) is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

In connection with the issuance and sale of the Notes, the Company entered into an underwriting agreement (the “Underwriting Agreement”), dated May 4, 2009, by and among the Company and Citigroup Global Markets Inc., UBS Securities LLC, Banc of America Securities LLC, BNP Paribas Securities Corp., RBS Securities Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named in Schedule A thereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

A copy of the opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of May 4, 2009, by and among the Company and Citigroup Global Markets Inc., UBS Securities LLC, Banc of America Securities LLC, BNP Paribas Securities Corp., RBS Securities Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Supplemental Indenture (including the form of Notes), dated as of May 11, 2009, between International Paper Company and The Bank of New York Mellon, as trustee.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY
(Registrant)

By:	/s/ Maura Abeln Smith
Name:	Maura Abeln Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 11, 2009

Exhibit Index

Exhibit 1.1	Underwriting Agreement, dated as of May 4, 2009, by and among the Company and Citigroup Global Markets Inc., UBS Securities LLC, Banc of America Securities LLC, BNP Paribas Securities Corp., RBS Securities Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Supplemental Indenture (including the form of Notes), dated as of May 11, 2009, between International Paper Company and The Bank of New York Mellon, as trustee.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).